SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 27, 2001


                         Commission file number: 1-12215




                         QUEST DIAGNOSTICS INCORPORATED
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                 (201) 393-5000




                                    DELAWARE
                            (State of Incorporation)


                                   16-1387862
                     (I.R.S. Employer Identification Number)



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Item 5.  Other Events.
         ------------

         On June 27, 2001, Quest Diagnostics Incorporated (the "Company") completed its previously announced refinancing of a majority of its long-term debt. Specifically, the Company completed a $550 million senior notes offering and entered into a new $500 million senior unsecured credit facility which included a $175 million term loan. The Company used the net proceeds from the senior notes offering and new term loan, together with its cash on hand, to repay all of the $584 million which was outstanding under its existing senior secured facility, including the costs to settle existing interest rate swap agreements, and to consummate its previously announced cash tender offer and consent solicitation for its 10 3/4% senior subordinated notes due 2006 (the "Subordinated Notes"). The refinancing is expected to lower annual interest expense by approximately $23 million.

         The senior notes were issued in two tranches: (a) $275,000,000 aggregate principal amount of 6 3/4% senior notes due 2006 and (b) $275,000,000 aggregate principal amount of 7 1/2% senior notes due 2011. The proceeds from the senior notes offerings aggregated approximately $544 million after payment of underwriting discounts, but before the payment of expenses related to the offering. The senior notes were registered under the Securities Act of 1933, as amended, and were issued from the Company's existing shelf registration statement on Form S-3 (Registration No. 333-54310). The senior notes were issued under an Indenture dated as of June 27, 2001, as supplemented by the First Supplemental Indenture dated as of June 27, 2001, in each case, among the Company, the Subsidiary Guarantors, and The Bank of New York, as trustee (the "Trustee"). The senior notes are guaranteed by each of the Company's wholly owned subsidiaries that operate clinical laboratories in the United States (the "Subsidiary Guarantors"). The Subsidiary Guarantors of the senior notes are the same subsidiaries that guaranteed the Company's Subordinated Notes. The "Subsidiary Guarantors" are Quest Diagnostics Holdings Incorporated, Quest Diagnostics Clinical Laboratories, Inc., Quest Diagnostics Incorporated (CA), Quest Diagnostics Incorporated (MD), Quest Diagnostics LLC, Quest Diagnostics Incorporated (MI), Quest Diagnostics Incorporated (CT), Quest Diagnostics Incorporated (MA), Quest Diagnostics of Pennsylvania Inc., Quest Diagnostics Incorporated (OH), MetWest Inc., Nichols Institute Diagnostics, DPD Holdings, Inc., Diagnostics Reference Services Inc., Laboratory Holdings Incorporated, Pathology Building Partnership, Quest Diagnostics Investments Incorporated and Quest Diagnostics Finance Incorporated. The senior notes were sold pursuant to a purchase agreement dated June 20, 2001 among the Company, the Subsidiary Guarantors and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, Banc of America Securities LLC, UBS Warburg LLC, Wachovia Securities, Inc., and BNY Capital Markets, Inc. (the "Underwriters"). The Purchase Agreement, the form of the 6 3/4% Senior Notes, the form of the 7 1/2% Senior Notes, the Indenture, and the First Supplemental Indenture are attached hereto as Exhibits 1.1, 4.1, 4.2, 4.3, and 4.4, respectively.

         The Company's new senior unsecured credit facility consists of the five-year $175 million amortizing term loan referred to above and a five-year $325 million revolving credit facility. As of June 30, 2001, the Company had approximately $300 million of available borrowings under the revolving credit facility due to the issuance of letters of credit. There were no loans outstanding under the revolving credit facility as of June 30, 2001. The Company's current borrowing rate on LIBOR-based loans is LIBOR plus 1.3125% and the borrowing spread may change based upon changes in the Company's credit ratings. The obligations of the Company under the Credit Agreement described below are guaranteed by the Subsidiary Guarantors (i.e., the same subsidiaries that

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guaranteed the senior notes). The Credit Agreement contains various covenants, including the maintenance of two financial ratios, restrictions on our and subsidiaries' ability to, among other things, incur additional indebtedness, and restrictions on our ability to, among other things, repurchase shares of our outstanding common stock, make additional investments and consummate acquisitions. The Credit Agreement dated as of June 27, 2001 among the Company, the Subsidiary Guarantors and Bank of America, N.A., UBS AG, Merrill Lynch Capital Corporation, Credit Suisse First Boston, The Bank of New York, Wachovia Bank, N.A., Fleet National Bank, Sumitomo Mitsui Banking Corporation, Allfirst Bank, Bankers Trust Company, The Mitsubishi Trust and Banking Corporation, PNC Bank, Fifth Third Bank, E. Sun Commercial Bank Ltd. (collectively, the "Banks"), is attached hereto as Exhibit 10.1.

         The cash tender offer for the Company's Subordinated Notes expired as scheduled at 5:00 p.m. New York City time on June 27, 2001. As of the expiration date, approximately $147 million in aggregate principal amount, or 98% of the $150 million of outstanding Subordinated Notes had been validly tendered and not withdrawn. In addition, the Company received the requisite consents from the holders of Subordinated Notes to amend the indenture to eliminate substantially all of its restrictive provisions. The Company has made payments of approximately $160 million to holders with respect to the cash tender offer and consent solicitation including premium and accrued interest. The Fifth Supplemental Indenture dated as of June 27, 2001, to the Indenture dated as of December 16, 1996 among the Company, the subsidiary guarantors party thereto and The Bank of New York, as trustee with respect to the Subordinated Notes is attached hereto as Exhibit 4.5.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) The following exhibits are filed as part of this report on Form
8-K:

         1.1 Purchase Agreement, dated June 20, 2001, among the Company, the Subsidiary Guarantors, and the Underwriters.

         4.1 Form of 6 3/4% Senior Notes due 2006, including the form of guarantee endorsed thereon.

         4.2 Form of 7 1/2% Senior Notes due 2011, including the form of guarantee endorsed thereon.

         4.3 Indenture dated as of June 27, 2001, among the Company, the Subsidiary Guarantors, and the Trustee.

         4.4 First Supplemental Indenture, dated as of June 27, 2001, among the Company, the Subsidiary Guarantors, and the Trustee to the Indenture referred to in 4.3 above.

         4.5 Fifth Supplemental Indenture, dated as of June 27, 2001 to the Indenture dated as of December 16, 1996,
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                  among the Company, the subsidiary guarantors party thereto and
                  The Bank of New York, as trustee.

         10.1 Credit Agreement, dated as of June 27, 2001, among the Company, the Subsidiary Guarantors and the Banks.



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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          QUEST DIAGNOSTICS INCORPORATED



Date:  July 2, 2001                       By:      /s/ Leo C. Farrenkopf, Jr.
                                             -----------------------------------
                                          Name:   Leo C. Farrenkopf, Jr.
                                          Title:  Vice President, Secretary, and
                                                  Deputy General Counsel


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.    Description
-----------    -----------

1.1 Purchase Agreement, dated June 20, 2001, among the Company, the Subsidiary Guarantors, and the Underwriters.

4.1 Form of 6 3/4% Senior Notes due 2006, including the form of guarantee endorsed thereon.

4.2 Form of 7 1/2% Senior Notes due 2011, including the form of guarantee endorsed thereon.

4.3 Indenture dated as of June 27, 2001, among the Company, the Subsidiary Guarantors, and the Trustee.

4.4 First Supplemental Indenture, dated as of June 27, 2001, among the Company, the Subsidiary Guarantors, and the Trustee to the Indenture referred to in 4.3 above.

4.5 Fifth Supplemental Indenture, dated as of June 27, 2001 to the Indenture dated as of December 16, 1996, among the Company, the subsidiary guarantors party thereto and The Bank of New York, as trustee.

10.1 Credit Agreement, dated as of June 27, 2001, among the Company, the Subsidiary Guarantors and the Banks.